UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 28, 2004

MGM MIRAGE

(Exact name of registrant as specified in its charter)

Delaware	0-16760	88-0215232

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109

(Address of principal executive offices – Zip Code)

(702) 693-7120

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
EX-99

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits:

99	Press release of the Registrant, dated January 28, 2004, announcing financial results for the quarter and year ended December 31, 2003.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

This current report on Form 8-K is being furnished to disclose the press release issued by the Registrant on January 28, 2004. The purpose of the press release, furnished as Exhibit 99, was to announce the results for the fourth quarter and full year 2003. The information in this Form 8-K and Exhibit 99 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MGM MIRAGE

Date: January 28, 2004	By:	/s/ BRYAN L WRIGHT Bryan L. Wright, Vice President – Assistant General Counsel, and Assistant Secretary

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